UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   12/19/2008

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01. REGULATION FD DISCLOSURE.

On December 19, 2008, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company has completed the sale of $8,779,000 of non-voting senior preferred stock and a warrant to purchase common stock to the United as States Treasury Department as part of the Capital Purchase Program.

The information in this Item 7.01 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
99.1 Press Release dated December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ Mary D. Cohron Mary D. Cohron
President and Chief Executive Officer

Date: December 19, 2008

EXHIBIT INDEX
99.1 Press Release dated December 19, 2008

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